Phase 1 Clinical Trial Results Of GR-MD-02, A
Galectin-3 Inhibitor, In Patients Having Non-Alcoholic
Steatohepatitis (NASH) With Advanced Fibrosis
Stephen A. Harrison
1
, Naga P. Chalasani
2
, Eric Lawitz
3
, Smitha Marri
2
,
Mazen Noureddin
4
, Arun J. Sanyal
5
, Thomas D. Schiano
6
, Mohammad
S. Siddiqui
5
, Brent A. Neuschwander-Tetri
7
, Peter G. Traber
8,9
1
Brooke Army Medical Center, Fort Sam Houston, TX;
2
Indiana
University School of Medicine, Indianapolis, IN;
3
The Texas Liver
Institute, University of Texas Health Science Center, San Antonio, TX;
4
University of Southern California, Los Angeles, CA;
5
VCU Medical
Center, Richmond, VA;
6
Icahn School of Medicine at Mount Sinai, New
York, NY;
7
St. Louis University, St. Louis, MO;
8
Galectin Therapeutics,
Norcross, GA;
9
Emory University School of Medicine, Atlanta, GA
AASLD Abstract No. 57
Exhibit 99.1

Author Disclosures
• Stephen A. Harrison – Advisory Committees or Review Panels; Merck, Nimbus
Discovery, NGM Bio, Fibrogen. Grant/Research Support: Merck, Genentech;
Speaking and Teaching: Merck, Gilead, Janssen, AbbVie.
• Naga P. Chalasani – Consulting: Salix, AbbVie, Lilly, Boerhinger-Ingelham,
Aegerion; Grant/Research Support: Intercept, Lily, Gilead, Cumberland, Galectin
• Eric Lawitz – Advisory Committees or Review Panels: AbbVie, Achillion
Pharmaceuticals, BioCryst, Biotica, Enanta, Idenix Pharmaceuticals, Janssen,
Merck & Co, Novartis, Santaris Pharmaceuticals, Theravance, Vertex
Pharmaceuticals; Grant/Research Support: AbbVie, Achillion Pharmaceuticals,
Boehringer Ingelheim, Bristol-Myers Squibb, Gilead Sciences, GlaxoSmithKline,
Idenix Pharmaceuticals, Intercept Pharmaceuticals, Janssen, Merck & Co,
Novartis, Presidio, Roche, Santaris Pharmaceuticals, Vertex Pharmaceuticals;
Speaking and Teaching: Gilead, Kadmon, Merck, Vertex
• Arun J. Sanyal – Advisory Committees or Review Panels: Bristol-Myers, Gilead,
Abbott, Ikaria; Consulting: Salix, Immuron, Exhalenz, Nimbus, Genentech,
Echosens, Takeda; Grant /Research Support: Salix, Genentech, Genfit, Intercept,
Ikaria, Takeda, GalMed, Novartis, Gilead; Independent Contractor; UpToDate,
Elsevier
• Brent A. Neuschwander-Tetri – Advisory Committees or Review Panels:
Boehringer-Ingerheim
• Peter G. Traber – Management Position: Galectin Therapeutics
• The following people have nothing to disclose: Smitha Marri, Mazen Noureddin,
Thomas D. Schiano, Mohammad S. Siddiqui

Presenter Disclosure Slide
“The view(s) expressed herein are those of the author(s) and do not reflect the official policy or position of Brooke Army
Medical Center, the U.S. Army Medical Department, the U.S.
Army Office of the Surgeon General, the Department of the
Army, Department of Defense or the U.S. Government.”

Background
• Advanced liver fibrosis and cirrhosis are unmet medical
needs
• NASH is the most common liver disease in the US and a
growing cause of cirrhosis requiring liver transplantation
• Galectin-3 is a protein that binds to terminal galactose
residues on glycoproteins and is highly expressed in
macrophages
• Knockout mouse experiments have shown that galectin-3
is a critical protein in fibrogenesis in multiple organs,
including liver fibrosis due to toxins and NASH
• GR-MD-02 is a complex carbohydrate drug containing
terminal galactose residues that binds to galectin-3 and
inhibits its function

Pre-Clinical: GR-MD-02 Has Therapeutic Effect On NASH
With Fibrosis In Mouse Model*

Normal NASH:Control
NASH:GR-MD-02
GR-MD-02 Effects
NAFLD Activity Score
• Fat
• Cell death
• Inflammation
Collagen
(Fibrosis)
Pico Sirius Red
Galectin-3
Protein
Galectin-3
H & E
*Traber PG and Zomer E. Therapy of Experimental NASH and Fibrosis with Galectin Inhibitors. PLOS ONE 2013;8:e83481

Pre-Clinical: GR-MD-02 Reversed Cirrhosis And Improved Portal
Hypertension In Thioacetamide-Treated Rat Model*

Vehicle-Treated
GR-MD-02-Treated
(90 mg/kg, 1/W x 4)
*Traber PG, Chou H, Zomer E, Hong F, Klyosov A Fiel M-I, Friedman, SL. Therapy of Regression of fibrosis and reversal of cirrhosis in rats by galectin inhibitors in thioacetamide-induced liver disease. PLOS ONE 2013;8:e75361.
Collagen
N=10 N=10
Portal Pressure
N=10
N=10 N=10

A Multi-Center, Partially Blinded, Maximum Tolerated Multiple Dose
Escalation, Phase 1 Clinical Trial to Evaluate the Safety of
GR-MD-02 in Subjects with Non-Alcoholic Steatohepatitis (NASH)
with Advanced Hepatic Fibrosis
• Overall Objective:
• Evaluate safety and pharmacokinetics of GR-MD-02 to provide information and support to design a Phase 2 clinical program to assess efficacy of GR-MD-02 in patients with NASH with advanced fibrosis and cirrhosis.
• Clinical trial sites
• Brooke Army Medical Center, Fort Sam Houston, TX
• Indiana University School of Medicine, Indianapolis, IN
• The Texas Liver Institute, San Antonio, TX
• University of Southern California, Los Angeles, CA
• VCU Medical Center, Richmond, VA
• Icahn School of Medicine at Mount Sinai, New York, NY
• St. Louis University, St. Louis, MO
• Study Sponsor: Galectin Therapeutics Inc

Methods: Three Cohort Design Of Phase 1 Clinical Trial
•
Subjects:
Biopsy proven NASH with Brunt Stage 3 fibrosis
•
Design:
• Blinded, placebo controlled, sequential dose escalation
• Three cohorts: 2, 4, and 8 mg/kg lean body weight administered by IV infusion over one hour
•
Primary Endpoints:
Safety and Pharmacokinetics
•
Exploratory Endpoints:
Potential serum biomarkers
8
1
st
Infusion
2
nd
Infusion
3
rd
Infusion
4
th
Infusion
Week 6-7
Pharmacokinetics Pharmacokinetics
Biomarkers
Cohort 1
Cohort 2
Cohort 3

Cohort 1
(2 mg/kg)
Cohort 2
(4 mg/kg)
Cohort 3*
(8 mg/kg)
Enrolled 8 10 13
Completed 8 9 9
Pending Completion
by end of December
-- -- 4
Completed Patients
Age Range (Mean) 40-64 (54) 34-69 (51.5) 44-69 (61)
Sex (M/F) 2/6 6/4 5/4
BMI (Mean) 39 39.6 33.2
BMI 30 8/8 9/9 5/9
Diabetes 6 4 7
9
Results: Patient Characteristics
* Enrollment of cohort 3 terminated at 13 patients since sufficient information obtained for phase 2 trial design

Results: Safety Data On Completed Patients

Cohort 1
(2 mg/kg)
Cohort 2
(4 mg/kg)
Cohort 3
(8 mg/kg)
Active Placebo Active Placebo Active Placebo
Completed protocol
6
2
7
2
6
3
Serious Adverse Events 0 0 0 0 0 0
TEAE’s probably related 0 0 0 0 0 0
TEAE’s possibly related 0 2 2 0 0 1
• Therapy Emergent Adverse Events, possibly related to study drug were reported in 3 subjects who received placebo and 2 subjects who received
GR-MD-02.  All adverse events were mild (grade 1) and transient.
• An independent Data Safety Monitoring Board (DSMB) reviewed all data after first and second cohorts.

Results: Mean GR-MD-02 Plasma Concentration-Time Profiles
After First And Fourth Doses In All Three Cohorts

•
Proportional increase in drug coverage (AUC) for 2 mg/kg, 4 mg/kg, and first dose of 8 mg/kg
•
Increase in AUC after four doses of 8 mg/kg indicates a saturable compartment model
Cmax
µg/mL
T1/2
H
AUC
µg*h/mL
2 mg/kg x1 16.3 19.9 573
2 mg/kg x4 17.7 20.5 645
4 mg/kg x1 30 19.8 1039
4 mg/kg x4 31 19.5 1075
8 mg/kg x1 99.5 18.2 2449
8 mg/kg x4 169.9 18.4 4909

Pharmacokinetics Indicates 8 mg/kg dose Is Within The Upper
Range Of The Targeted Therapeutic Window

Target
Therapeutic
Window
•
The best therapeutic dose in mouse NASH was between 10 and 30 mg/kg
•
Relationship between AUC and dose shows mouse and human equivalency
AUC of Human 8 mg/kg dose
AUC of Human 2 mg/kg dose

Results: Exploratory Serum Biomarkers
•
There are no validated serum biomarkers for evaluation of potential therapeutic changes over time in NASH or fibrosis
•
A panel of serum tests were evaluated to explore potential
biomarkers for use in future studies
•
Most of the putative biomarkers showed high variability within the same individual in placebo and GR-MD-02 patients, rendering them not useful as reliable biomarkers
•
CK-18 (M30 and M65), TGF- , Osteopontin, VEGF, IP-10, IL-6, IL-8, TNF- ,
CD-40 ligand, metalloproteinases, INF- , Endothelin-1
•
The ELF scores were not significantly changed relative to placebo
•
Earlier results in this patient population that suggested changes in certain biomarkers were not evident with increased numbers of placebo patients for comparison
•
FibroTest
®
, a composite score that has been correlated with the
extent of liver fibrosis, was significantly reduced by GR-MD-02 treatment in cohort 3.
•
Includes following serum levels: alpha-2-macroglobulin, haptoglobin, apolipoprotein A1, gamma glutamyl transpeptidase, and total bilirubin

Results: FibroTest
®
(FibroSure
®
) Scores
14
*     Placebo values were combined after showing that there was no difference between different time points
**   Statistical test: Three groups versus placebo, ANOVA with Dunnett’s test for multiple comparisons
***  Statistical test: Versus placebo, two-sided t-test
p < 0.05
p < 0.01
ns ns
ns
Placebo GR
2
nd
dose
GR
4
th
dose
+ 14 da
GR
4
th
dose
+ 3 da
GR
4
th
dose
+ 14 da
GR
4
th
dose
+ 3 da
Cohort 3** Cohort 1*** Cohort 2***

Results: Alpha-2 Macroglobulin Serum Levels

p < 0.005
p < 0.001
p < 0.05
Placebo GR
2
nd
dose
GR
4
th
dose
+ 14 da
GR
4
th
dose
+ 3 da
GR
4
th
dose
+ 14 da
GR
4
th
dose
+ 3 da
Cohort 3** Cohort 1*** Cohort 2***
*     Placebo values were combined after showing that there was no difference between different time points
**   Statistical test: Three groups versus placebo, ANOVA with Dunnett’s test for multiple comparisons
***  Statistical test: Versus placebo, two-sided t-test
ns
ns

Summary
•
Administration of 2, 4, and 8 mg/kg lean body weight
of GR-MD-02 intravenously for four doses over 6
weeks was safe and well tolerated in NASH patients
with advanced fibrosis
• PK analysis demonstrated 8 mg/kg achieves targeted
therapeutic dosing range derived from animal studies
• Analysis of most putative serum biomarkers showed high
variability in both placebo and drug groups and are not felt to be useful in future studies
• Changes in the FibroTest were seen in the high dose
cohort 3, attributable to a reduction in alpha-2
macroglobulin.

Phase 2 Clinical Trial Plans
• A Phase 2 clinical trial is planned based on:
• Pre-clinical efficacy
• Phase 1 safety and tolerability
• Phase 1 PK and animal model/human dose equivalency
• Phase 1 evidence of pharmacodynamic effect at high dose
• The company has informed the study investigators that it has met with FDA to discuss Phase 2 trial design
• Preliminary Phase 2 clinical trial design
• Target patient population: Cirrhosis due to NASH
• Study endpoints will include those that are closely associated with outcomes in patients with cirrhosis
• Primary endpoint: Hepatic venous pressure gradient (HVPG)
• Secondary endpoint: Morphometric analysis of collagen on liver biopsies
• Other secondary endpoints will include non-invasive tests to evaluate for correlation with HVPG and liver collagen
• Timeline: Study is planned to be initiated in second quarter of 2015 and an RFP has been responded to by 4 recognized CROs
17